UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

NEOPHARM, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, Illinois 60085
(Address of principal executive offices) (Zip Code)

(847) 887-0800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events

(a)           On June 22, 2006, NeoPharm, Inc. issued a press release announcing that the independent Data Monitoring Committee responsible for overseeing the Company’s pivotal Phase III PRECISE Trial (the “Trial”) for its Cintredekin Besudotox (IL13-PE38QRR) in the treatment of glioblastoma multiforme has analyzed the data from the Trial’s interim efficacy analysis (160 deaths) and has recommended that the Trial continue to the final efficacy analysis at 215 deaths. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99.1	Press Release dated June 22, 2006 announcing PRECISE Trial Update and recommendation of the independent Data Monitoring Committee that the PRECISE Trial continue to Final Efficacy Analysis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)

Dated: June 22, 2006

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated June 22, 2006 announcing PRECISE Trial Update and recommendation of the independent Data Monitoring Committee that the PRECISE Trial continue to Final Efficacy Analysis.